EXHIBIT 99.1
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                                T H E

                                P E N N

                                T R A F F I C

                                C O M P A N Y




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                            THE PENN TRAFFIC COMPANY


Good Morning, thank you for joining us.  I am Bob Kelly, Chairman of the Board.

Introduce:
        -    Greg Young - Co-Chief Operating Officer
        -    Bob Panasuk - Co-Chief Operating Officer
        -    Randy Martin - Sr. VP Finance


Please note we will have a question and answer session at the end of the presentation.



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                CAUTIONARY NOTE REGARDING FINANCIAL INFORMATION


     o The unaudited financial information included in this presentation has been derived from the Company's unaudited historical financial statements for the 39-week period ended January 28, 2006 and the 34-week period ended September 23, 2006.

     o The Company cautions that: (1) such financial information has not been included in any periodic report filed with the US Securities and Exchange Commission; (2) such financial information has not been audited and does not include footnotes or other supplemental disclosure that would otherwise be included in audited financial statements; (3) such financial information has not necessarily been prepared on a basis consistent with previously disclosed financial information; and



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                CAUTIONARY NOTE REGARDING FINANCIAL INFORMATION


     (4) no independent auditor has audited or reviewed any of the Company's financial statements since the end of its 2002 fiscal year, and therefore any adjustments that would have been reflected in the financial information included herein as a result of (x) the audits of the Company's financials for its prior four fiscal years may not have been made and (y) "fresh start" accounting adjustments reflecting the adjustments required as a result of the Company's emergence from bankruptcy proceedings under chapter 11 of the US Bankruptcy Code on April 13, 2005 may not have been made.

     As a result, such financial information may not accurately reflect what will ultimately be included in the Company's financial statements that will be filed with the US Securities and Exchange Commission for the periods set forth above and should not be relied upon. In addition, information with respect to any interim period is not necessarily indicative of results to be expected for the full fiscal year.



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               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


     Certain statements made or incorporated by reference in this presentation may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, as amended, reflecting management's current analysis and expectations, based on what management believes to be reasonable assumptions. These forward-looking statements include statements relating to our anticipated financial performance and business prospects. Statements preceded by, followed by or that include words such as "believe," "anticipate," "estimate," "expect," "could," and other similar expressions are to be considered such forward-looking statements. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied, depending on such factors as: the ability of the Company to improve its operating performance and effectuate its business plan; the ability of the Company to operate pursuant to the terms of its credit facilities and to comply with the terms of its lending agreements or to amend or modify the terms of such agreements as may be needed from time to time;



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               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


     the ability of the Company to generate cash; the ability of the Company to attract and maintain adequate capital; the ability of the Company to refinance; increases in prevailing interest rates; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the ability of the Company to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity or results of operations; general economic and business conditions; competition, including increased capital investment and promotional activity by the Company's competitors; availability, location and terms of sites for store development; the successful implementation of the Company's capital expenditure program; labor relations; labor and employee benefit costs including increases in health care and pension costs and the level of contributions to the Company sponsored pension plans; the ability of the Company to pursue strategic alternatives; economic and competitive uncertainties; changes in strategies; adverse changes in economic and political climates around the world, including terrorist activities and international hostilities; and



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              SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


     the outcome of pending, or the commencement of any new, legal proceedings against, or governmental investigations of, the Company, including the previously announced SEC and U.S. Attorney's Office investigations.

     The Company cautions that the foregoing list of important factors is not exhaustive. Accordingly, there can be no assurance that the Company will meet future results, performance or achievements expressed or implied by such forward-looking statements. The Company does not necessarily intend to update these factors.



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                                COMPANY UPDATE

     o The Penn Traffic Company operates or supplies 233 stores in New York, Pennsylvania, Vermont and New Hampshire, which generates total revenues of approximately $1.3 billion (unaudited) for the 52-week period ended January 28, 2006 (Fiscal 2006).

     o    The Company has three separate business units.

          -     Corporate Retail Stores

                o   111 retail stores and 2 stand alone pharmacies.

                o   The breakdown is:                   CONVENTIONAL     FRESH MARKETS
                                                        ------------     -------------
                       -   61 P&C (63% of Sales)             52                9
                       -   29 Quality (22% of Sales)         22                7
                       -   21 BiLo (15% of Sales)            19                2

                o   They range from 7,700 to 72,000 Sq. Ft.

                o   Our average store is 36,000 Sq. Ft.

                o For Fiscal 2006 revenues were approximately $1.038 billion (unaudited) or 80% of total revenues.



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                                 COMPANY UPDATE

     -    Wholesale / Franchise

          o    Currently supplying 122 independently operated supermarkets

          o    74 Franchise Stores

          o    48 Independent Wholesale Accounts

          o For Fiscal 2006 revenues were approximately $216 million (unaudited) or 17% of total revenues.


     -    Bakery

          o We manufacture and distribute fresh and frozen bakery products to our corporate stores, wholesale and franchise stores, as well as other third party accounts.

          o For Fiscal 2006 revenues were approximately $29 million (unaudited) or 3% of total revenues.



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                                  COMPETITION


     o    Penn Traffic's main competitors are:

          -    Wal-Mart in all markets
          -    Wegman's and Price Chopper in Syracuse
          -    Wegman's in Buffalo and Erie
          -    Giant Eagle & Weis in Pennsylvania
          -    Shaw's and Hannaford in New England

     o We currently compete against 33 Wal-Mart supercenters affecting 56 corporate stores. 11 Wal-Mart supercenters have opened since we emerged from bankruptcy in April of 2005.

     o In addition, major competitors have also opened 17 stores since we emerged.

     o 1 additional store is expected to open during the balance of the year affecting 2 of our corporate stores.


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                                  COMPETITION


     o 7 Wal-Mart supercenters are expected to open during next calendar year affecting an additional 16 of our corporate stores.


     o We've opened 4 stores since we've emerged from bankruptcy and completed 25 remodels.


     o    We closed 2 stores.



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                    KEY POINTS OF INTEREST SINCE BANKRUPTCY


     o Penn Traffic has signed 17 of our 18 union contracts. Wages increased by approximately 3% and health and welfare rose an additional 10-15%.

     o The Company encountered a two week strike at our general merchandise and HBC warehouse in Jamestown NY.

     o The Chief Marketing Officer and VP of Non Perishables were terminated in February of 2006.

     o Our margins have been negatively impacted by a decision to abandon Demand-Tec, our price optimization solution and process at the beginning of calendar 2006. We've seen a decline in margins since that decision.

     o We have re-engaged Demand-Tec and its rollout is currently in process. We expect to begin to see some impact in the 4th quarter of Fiscal 2007 with full impact by April of Fiscal 2008.



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                    KEY POINTS OF INTEREST SINCE BANKRUPTCY

     o The governmental investigation relating to the Company's promotional allowance practices and policies has cost the Company approximately $6.2 million. In addition another $3.5 million was paid to the Company's prior auditors. While we have completed our internal investigation, we have no indication when the SEC or the US Attorney General will conclude their investigations.

     o The Company is finalizing its review of allowance accounting with Alix Partners. Once this review is complete we plan to restate our financial statements for prior years. We do not currently expect that this will have a material impact on our financial statements.

     o    Deloitte & Touche resigned as the Company auditors.

     o The Company has retained Eisner LLP to audit our financial statements. We plan to start with our balance sheet as of April 13, 2005 (the emergence date) and audit all the subsequent annual p&l's and balance sheets.

     o We plan to have a shareholders meeting after the audited financial statements are complete.

     o Greg and Bob will talk about our marketing and operating strategy after Randy reviews our unaudited financial statements.



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                 T H E    P E N N    T R A F F I C    C O M P A N Y
                   UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                  (In thousands of dollars, except per share data)

                                                                   39-Weeks
                                                                     Ended
                                                                  January 28,
                                                                     2006
                                                                -------------

    REVENUES (1)                                                   $ 969,324

    COSTS AND OPERATING EXPENSES:
        Cost of sales (including buying
             and occupancy costs)                                    719,380
        Selling and administrative expenses (2)                      244,023
        Unusual item (3)                                               2,767
                                                                -------------

    OPERATING INCOME                                                   3,154
        Interest expense                                               8,272
                                                                -------------

    LOSS BEFORE INCOME TAXES                                          (5,118)
        Benefit for income taxes (4)                                  (3,085)
                                                                -------------

    NET LOSS                                                       $  (2,033)
                                                                =============

    NET (LOSS) PER SHARE (5)                                       $   (0.25)

    ADJUSTED NET INCOME (6)                                        $   2,844

    ADJUSTED NET INCOME PER SHARE (6)                              $    0.35

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    SUPPLEMENTAL DATA (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

    EBITDA (7)                                                     $  25,673

    Cash interest expense                                              7,205


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     (1)  Same store sales for the Company's  supermarkets  decreased  1.6%
          during the 39-week period ended January 28, 2006 from the comparable prior year period. At January 28, 2006 the Company operated 110 supermarkets with 3,960,861 total square feet.

     (2) Selling and administrative expenses include $2.1 million of costs incurred in connection with the governmental investigation relating to the Company's promotional and allowance practice and policies.

     (3) During the 39-week period ended January 28, 2006 the Company recorded an unusual item (expense) of approximately $2.8 million, which includes approximately $0.3 million of professional fees related to settling claims from bankruptcy and approximately $2.5 million related to a noncash fixed asset impairment write-down under SFAS 144.

     (4) The tax provisions for the 39-week period ended January 28, 2006 are not recorded at statutory rates due to differences between income calculations for financial reporting and tax reporting purposes.

     (5) Shares used in the calculation Earnings Per Share for the 39-week period ended January 28, 2006 were 8,279,800. This amount excludes shares to be issued in connection with outstanding bankruptcy claims.


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     (6)  Adjusted Net Income reconciliation.

          Adjusted Net Income                   $    2.8
          Unusual Item (see Note 3)                 (2.8)
          SEC Investigation Fees                    (2.1)
                                              -----------
          Net Income                            $   (2.0)


     (7)  EBITDA reconciliation.

          EBITDA                                $   25.7
          Depreciation                             (18.3)
          LIFO                                      (1.4)
          Unusual Item (see Note 3)                 (2.8)
          Interest                                  (8.3)
          Taxes                                      3.1
                                              -----------
          Net Income                            $   (2.0)


     (8) Total capital expenditures for the 39-week period ended January 28, 2006 was $19.3 million.


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                 T H E    P E N N    T R A F F I C    C O M P A N Y
                   UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                  (In thousands of dollars, except per share data)

                                                                  34-Weeks
                                                                   Ended
                                                               September 23,
                                                                    2006
                                                              ---------------

     REVENUES (1)                                                  $ 849,012

     COSTS AND OPERATING EXPENSES:
         Cost of sales (including buying
              and occupancy costs)                                   635,010
         Selling and administrative expenses (2)                     211,236
         Unusual item (3)                                                425
                                                              ---------------

     OPERATING INCOME                                                  2,341
         Interest expense                                              7,843
                                                              ---------------

     LOSS BEFORE INCOME TAXES                                         (5,502)
         Benefit for income taxes (4)                                 (2,020)
                                                              ---------------

     NET LOSS                                                      $  (3,482)
                                                              ===============

     NET (LOSS) PER SHARE (5)                                      $   (0.42)

     ADJUSTED NET INCOME (6)                                       $   1,079

     ADJUSTED NET INCOME PER SHARE (6)                             $    0.13

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     SUPPLEMENTAL DATA (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

     EBITDA (7)                                                    $  19,790

     Cash interest expense                                             6,992


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     (1)  Same store sales for the Company's  supermarlcets  decreased 1.7%
          during the 34-week period ended September 23,2006 from the comparable prior year period. At September 23,2006 the Company operated 111 supermarkets with 4,013,779 total square feet

     (2) Selling and administrative expense include $4.1 million of costs incurred in connection with the governmental investigation relating to the Company's promotional and allowance practice and policies.

     (3) During the 34-week period ended September 23, 2006 the Company recorded an unusual item (expense) of $0.4 million, which includes approximately $0.7 million of professional fees related to settling claims from bankruptcy offset by approximately $0.3 million of SFAS 87 pension income related to discontinued operations in Ohio.

     (4) The tax provisions for the 34-week period ended September 23,2006 are not recorded at statutory rates due to differences between income calculations for financial reporting and tax reporting purposes.

     (5) Shares used in the calculation of Earnings Per Share for the 34-week period ended September 23, 2006 were 8,279,800. This amount excludes shares to be issued in connection with outstanding bankruptcy claims.


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     (6)  Adjusted Net Income reconciliation.

          Adjusted Net Income                   $    1.1
          Unusual Item (see Note 3)                 (0.4)
          SEC Investigation Fees                    (4.1)
                                              -----------
          Net Income                            $   (3.5)


     (7)  EBITDA reconciliation.

          EBITDA                                $   19.8
          Depreciation                             (16.2)
          LIFO                                      (0.8)
          Unusual Item (see Note 3)                 (0.4)
          Interest                                  (7.8)
          Taxes                                      2.0
                                              -----------
          Net Income                            $   (3.5)


     (8) Total capital expenditures for the 34-week period ended September 23, 2006 was $20.4 million.


     (9) At September 23, 2006 the Company's total debt (including capital leases) was $59.1 million. Excess availability as defined under the Company Credit Agreement was approximately $42.8 million at September 23, 2006.


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              T H E    P E N N    T R A F F I C    C O M P A N Y
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                             (In millions of dollars)

                                                              September 23,
                                                                  2006
                                                             -------------
    ASSETS

    CURRENT ASSETS:
       Cash and short-term investments                           $   28.1
       Accounts and notes receivable                                 33.8
       Inventories                                                  102.0
       Prepaid expenses and other current assets                     10.1
                                                             -------------
                                                                    174.0
                                                             -------------


    NONCURRENT ASSETS:
       Property, plant and equipment,
         amortizable assets and goodwill                            183.9
       Other assets and deferred charge                               3.3
                                                             -------------
                                                                 $  361.2
                                                             =============




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              T H E    P E N N    T R A F F I C    C O M P A N Y
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                             (In millions of dollars)

                                                                September 23,
                                                                     2006
                                                               --------------

    LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
       Current portion of long-term debt                             $   3.9
       Post-petition payables                                           54.1
       Accrued wages and other current liabilities                      33.0
       Accrued interest expense                                          0.7
       Payroll taxes and other taxable payable                           5.0
                                                               --------------
                                                                        96.7
                                                               --------------

    NONCURRENT LIABILITIES:
       Long-term debt                                                   37.0
       Long-term capital leases                                         18.3
       Deferred income tax                                              27.4
       Minimum Pension Liabilities                                      33.5
       Workers Compensation Liabilities                                 15.9
       Other non current liabilities                                     9.9

    STOCKHOLDERS' EQUITY                                               122.5
                                                               --------------
                                                                     $ 361.2
                                                               ==============


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BOB PANASUK                                                       GREG YOUNG

               C H I E F   O P E R A T I N G   O F F I C E R S



                                    THE PLAN

                               (WHAT'S IMPORTANT)


                                   RIGHT NOW!




                                                                   BUCKLE UP

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                                C U R R E N T

                             TACTICAL INITIATIVES

                             (The RIGHT NOW Stuff)




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SALES & MARGIN                                                      RIGHT NOW!

TACTICAL INITIATIVES

     o    Management / Culture

     o    Removing Sales Impediments

     o    Pricing - Promotional and Regular

     o    Mix - Category Targets i.e. Candy

     o    Private Label Plan

     o    Prime Time Sales Initiative

     o    Counter Wal-Mart Initiative

     o    Sales Contest Reward System (AOS Initiative)



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SALES & MARGIN                                                      RIGHT NOW!

TACTICAL INITIATIVES

     o    Competitive Offense & Defense Plan

     o    Marketing Excellence

     o    Market Segmentation

     o    Store Operational Excellence

     o    Store Merchandising Technique

     o    Signature Product Sales Initiative

     o    Fresh Market Learning / Testing / Roll Out

     o    Co-Branding Opportunities



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EXPENSE MANAGEMENT                                                 RIGHT NOW!

TACTICAL INITIATIVES

     o    Manager Advisory Council (MAC)

     o    Operational Expense Analysis / Benchmarks

     o    Aggressive E - Auction & Bidding Processes

     o    Center Store & Fresh Shrink Initiative

     o    Supplies Initiative

     o    Labor - Fringe / Work Rules Management

     o    Store P&L - Process & Education

     o    Administrative staffing review

     o    Non Value and Redundant Activity



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EXPENSE MANAGEMENT                                                 RIGHT NOW!

TACTICAL INITIATIVES

     o    Energy Management opportunity review

          -    Store & Distribution Opportunities

     o    Transportation scheduling review

          -    Logistical Efficiencies

     o    Reclamation process management

     o    Service Provider Contract / Cost Review

          -    i.e. Maintenance, Uniforms, Cleaning, etc)

     o    Car / Travel Expense Policies review



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                              STRATEGIC FRAMEWORK

     o    Management / Culture Change - Servant Leadership and
          Accountability

     o    Human Resource Strategy Development

     o    Organizational Effectiveness

     o    Wholesale / Franchise Strategic Plan

     o    Business Segment Profitability Analysis

     o    Fresh Market Positioning

     o    IT - Capabilities Analysis / Long Term Plan

     o    Supply & Logistic Effectiveness

     o    Real Estate Portfolio Review / Rationalization

     o    Cash Management

     o    3 Year Strategic Plan


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                                CASH MANAGEMENT

Cash Management Strategy

     o    Inventory Management Phase I & II

     o    Accounts Payable (A/P) - Best Practice

     o    Scan Based Trading (SBT) - Testing

     o    Capital Expense Process





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                                 IN CONCLUSION

     o    Much work needs to be done, but much is underway already

     o    Sense of urgency is climbing rapidly

     o    Management consistency is important

          -    "Flavor of the week" is out / Focus is in

     o    Accountability is being established





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                             QUESTIONS AND ANSWERS






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